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                         THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into as of March 15, 1999, by and between Paper Warehouse, Inc., a Minnesota corporation ("Borrower"), and Richfield Bank & Trust Co., a Minnesota banking corporation("Bank").

                                     RECITALS:

     WHEREAS, the Borrower is bound by the terms and conditions of that certain Loan Agreement dated January 29, 1997 as amended by and amendments dated as of October 31, 1997 and March 31, 1998 (the "Loan Agreement") by and between the Borrower and the Bank, pursuant to which the Bank granted to the borrower a Line of Credit of $7,500,000 (the "Loan");

     WHEREAS, the Borrower has requested an amendment of the terms of the Loan Agreement and a waiver of compliance with one of the provisions of the Loan Agreement, and

     WHEREAS, the Bank is willing to grant such a request;

     NOW, THEREFORE, the Loan Agreement is hereby amended and the Bank and the Borrower agree as follows:

1. Effective as of the date of the Second Amendment to the Loan Agreement as of March 31, 1998, Section 5.18 of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

          Section 5.18 MAXIMUM NET LOSS. During the fiscal year ending in January 1999, the Borrower shall not incur a net loss before taxes of more than $900,000.

The Bank hereby waives any default based on the failure of the Borrower to comply with the provisions of Section 5.18 of the Loan Agreement prior to the date of this Amendment to the Loan Agreement. The waiver of compliance specified herein shall be effective only in the specific instance set forth above. Nothing contained herein shall be construed to constitute the Bank's agreement to waive any other default under the terms of the Loan Agreement, whether now existing or hereafter arising.

2. Section 5.07 of the Loan Agreement shall be amended by the deletion of the existing Section 5.07 and the insertion in lieu thereof of the following:

          Section 5.07 LIENS. The Borrower shall not create, incur or permit to exist in favor of any person other than the Agent or the Bank any mortgage, deed of trust, security interest or other lien on any of its property now owned or hereafter acquired, except mortgages, deeds of trust, security interests and other liens securing any indebtedness for borrowed money in existence on the date hereof and listed in the certificate of indebtedness and liens described in Exhibit


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     E, purchase money security interests securing indebtedness permitted by
     Section 5.08(d) and the mortgage lien permitted by Section 5.08(e).

3. Section 5.08 of the Loan Agreement shall be amended by the insertion of the following clause:

          (e) Indebtedness to Fortis Real Estate, a division of Fortis Advisors, Inc. in an amount not to exceed $1,100,000, incurred in connection with the refinancing of Borrower's corporate headquarters, secured by a mortgage against such property provided that the proceeds of such loan are used in part to repay amounts due the Bank secured by such property.

4. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Amendment, except as otherwise specifically provided herein. This Amendment and the Loan Agreement shall be read together, as one document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                         BORROWER:

                                         PAPER WAREHOUSE, INC.

                                         By:  /s/ Yale Dolginow
                                              ----------------------------------
                                         Title:  President & CEO
                                                --------------------------------

                                         BANK:

                                         RICHFIELD BANK & TRUST CO.

                                         By:  /s/ Jay W. Stevens
                                              ----------------------------------
                                         Title:  Vice President
                                                --------------------------------

Acknowledged and agreed to as of the 15th day of March, 1999

Firstar Bank Milwaukee, N.A., a participant in the Loan.


By:  /s/  Hunt W. Gildner
     ---------------------------
Title:  Vice President
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